UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                                AJS BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-33405                36-4485429
-----------------------------       ------------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


14757 South Cicero Avenue, Midlothian, Illinois                          60445
------------------------------------------------                       ---------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (708) 687-7400
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition
           ---------------------------------------------

          The Company announced its September 30, 2004 financial results by release. The press release dated October 19, 2004 is included as an exhibit.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements of businesses acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  Exhibits.

               The following Exhibit is attached as part of this report:

               99.1 Press release dated October 19, 2004, announcing AJS
                    Bancorp, Inc.'s third quarter results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AJS BANCORP, INC.



DATE: October 21, 2004                     By: /s/ Lyn G. Rupich
                                               -----------------
                                               Lyn G. Rupich
                                               President/Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

99.1 Press release dated October 19, 2004, announcing AJS Bancorp, Inc.'s third quarter results.